PURCHASE ORDER

MADISON ELECTRIC
CELEBRATING 100 YEARS OF DISTRIBUTION ON DEMAND

Madison Electric
31855 Van Dyke Ave.
Warren, MI 48093
(586) 825-0200
www.madisonelectric.com

Our Account Number	PO Enter Date	PO Number
	05/16/18	2300248-00

PO

2300248-00

Vendor 1999274	OXYS CORP 719 CAMBRIDGE STREET CAMBRIDGE, MA 02141

Ship Via	Reference / Freight
	61037874
Best Way	F.O.B.-Ship Point

Invoice To	Madison Electric Company 31855 Van Dyke Ave Warren, MI 48093

Ship To	MADISON ELECTRIC - IAD 31855 Van Dyke Ave. Warren, MI 48093

Line #	Product And Description	UPC Code	Qty Ordered	Unit Price	Price U/M	Amount (Net)
1	ASILOT	00000	1	0.00	EA	0.00
	IAD LOT CONSISTING OF					
2	OXYSBASECOST	00000	3	4,473.00	each	13,419.00
	ENERGY MONITORING BASE					
3	OXYSONSITESUPPORT	00000	3	1,000.00	each	3,000.00
	ONSITE SUPPORT FOR ENERG Y MONITORING					

3 Lines Total — *Purchase Total:* 16,419.00

PURCHASE ORDER

Buyers Name: Jennifer Hawkins *Buyers Email:* Jennifer.Hawkins@MadisonElectric.com *PO Confirmed:* No

Vendor Copy